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                                                                                       Request for Qualified Retirement
[LOGO]                                                                                 Account Transfer/Direct Rollover
------------------------------------------------------------------------------------------------------------------------------------
Instructions: A. Please type or print.
              B. Owner's/Trustee's signature is required on this form.
              C. The following items must be mailed to Lincoln Life
                 to process a transfer of funds:
                       1. This form, "Request for Qualified Retirement Account
                          Transfer/Direct Rollover"
                       2. Old policy/contract, if applicable (if lost, please
                          indicate in Section 2 below)
                       3. State replacement form (if required by the state)
                       4. Lincoln ChoicePlus Assurance(SM) (L Share) Application
                          if funds are for an initial purchase payment

   1      CURRENT PLAN INFORMATION

          ______________________________________________________________________  Telephone number [_][_][_] [_][_][_]-[_][_][_][_]
          Current financial institution

          __________________________________________________________________________________________________________________________
          Address                                        City                     State                                 ZIP

          __________________________________________________      __________________________________________________________________
          Policy/account owner name                               Owner's Social Security number or Tax ID number

          __________________________________________________      __________________________________________________________________
          Name of participant/annuitant (if different)            Policy/account number

          Transfer/rollover FROM type of plan: [_] 401(k)     [_] 401(a) Type______________________ [_] SEP-IRA  [_] Traditional IRA
                                               [_] Conversion [_] Roth Contributory IRA: [_] 403(b) [_] Other (specify)_____________

          Transfer/rollover TO type of plan:   [_] Traditional IRA [_] Roth IRA

2         QUALIFIED TRANSFER/DIRECT ROLLOVER INSTRUCTIONS

          Transfer the proceeds: [_] Immediately  [_] When indicated (date must be within 30 days): [_][_] [_][_] [_][_]
                                                                                                     Month   Day   Year

          Check one for each of the following three sections:

          1. The amount requested and directed for payment represents a: [_] Full transfer or [_] Partial transfer of $_____________
          2. [_] Apply proceeds to a new contract [_] Apply proceeds to existing contract number____________________________________

          Note: Age 70 1/2 restrictions apply to an individual retirement account transfer: If you are age 70 1/2 or older this year, you may not transfer or roll over required minimum distribution amounts. If necessary, instruct your present trustee/custodian, prior to effecting this transfer, to either: (1) pay your own required minimum distribution to you now or (2) retain that amount for distribution to you later.

          IF APPLICABLE:

          3. [_] I have enclosed the annuity contract.    [_] I certify that the annuity contract has been lost or destroyed. After due search and inquiry, to the best of my knowledge, it is not in the possession or control of any other person.

3         SIGNATURES

          I, the undersigned Owner/Trustee of the above-named contract/account(s), request that you directly transfer the amount specified above to Lincoln Life.

          Please do not withhold any amount for taxes from the proceeds.

          It is my intention that this surrender and payment shall not constitute either actual or constructive receipt of income for federal income tax purposes and would therefore qualify as a transfer/rollover of assets.

          I request that my name not appear as a joint payee on the check nor shall any endorsement thereon be necessary for transfer or deposit. I request that the funds be made payable to Lincoln Life. If my name is to be used, it must be preceded by the term FBO or "for the benefit of."

          ______________________________________________________________________  [_][_] [_][_] [_][_]
          Owner/Trustee signature and title                                        Month   Day   Year

          ______________________________________________________________________  [_][_] [_][_] [_][_]
          Irrevocable beneficiary signature (if applicable)                        Month   Day   Year

          ______________________________________________________________________  [_][_] [_][_] [_][_]
          Co-Owner/Trustee signature and title (if applicable)                     Month   Day   Year

4         ACCEPTANCE OF TRANSFER (TO BE COMPLETED BY THE ACCEPTING COMPANY)

          Please liquidate the above-referenced policy/account. Do not withhold taxes from the proceeds. Please make the check payable to Lincoln Life, attach a copy of this form to the check and send to the address below.

          ____________________________________________     ________________________________________________    _____________________
          Authorized signature                             Title                                               Date

          __________________________     Mail to: Lincoln Life, PO Box 7866, Fort Wayne IN 46801-7866
          New policy/contract number              Phone 800-826-6848

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Send completed application and this form to your investment dealer's home office or to:
                                                                                             Express Mail:
                                  Lincoln Life                                               Lincoln Life
                                  P.O. Box 7866                                              Attention: ChoicePlus Operations
                                  Fort Wayne, IN 46801-7866                                  1300 South Clinton Street
                                                                                             Fort Wayne, IN 46802
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                                                                                                      ----------------------------
                [LOGO]             Lincoln ChoicePlus Assurance(SM) (L Share)                          The Lincoln National Life
                                        Variable Annuity Application                                       Insurance Company
                                                                                                          Fort Wayne, Indiana
                                                                                                      ----------------------------
------------------------------------------------------------------------------------------------------------------------------------
          Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a        Contract Owner Maximum age of Contract Owner is 90.

          ___________________________________________________    Social Security number/TIN     [_][_][_]-[_][_]-[_][_][_][_]
          Full legal name or trust name*

          ___________________________________________________    Date of birth   [_][_] [_][_] [_][_]   [_] Male   [_] Female
          Street address                                                          Month   Day   Year
          (If PO Box, physical street address required)

                                                                 Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
          ___________________________________________________
          City                    State           ZIP
                                                                 Date of trust*  [_][_] [_][_] [_][_]   Is trust revocable?*
                                                                                  Month   Day   Year    [_] Yes    [_] No
          ___________________________________________________
          Trustee name*
                                                                 *This information is required for trusts.

1b        Joint Contract Owner Maximum age of Joint Contract Owner is 90.

                                                                 Social Security number         [_][_][_]-[_][_]-[_][_][_][_]
          ___________________________________________________
          Full legal name                                                                              [_] Male   [_] Female
                                                                 Date of birth   [_][_] [_][_] [_][_]
                                                                                  Month   Day   Year   [_] Spouse [_] Non-spouse

2a        Annuitant      (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                          Maximum age of Annuitant is 90.

                                                                 Social Security number         [_][_][_]-[_][_]-[_][_][_][_]
          ___________________________________________________
          Full legal name
                                                                 Date of birth   [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                                  Month   Day   Year
          ___________________________________________________
          Street address
                                                                 Home telephone number   [_][_][_] [_][_][_]-[_][_][_][_]
          ___________________________________________________
          City                State             ZIP

2b        Contingent Annuitant Maximum age of Contingent Annuitant is 90.

                                                                 Social Security number         [_][_][_]-[_][_]-[_][_][_][_]
          ___________________________________________________
          Full legal name

3         Beneficiary(ies) Of Contract Owner      (List additional beneficiaries on separate sheet.
                                                  If listing children, use full legal names.)

          _____________________________________________________________  ______________________________  ____________  ___________%
          Full legal name or trust name*    [_] Primary  [_] Contingent  Relationship to Contract Owner  SSN/TIN

          _____________________________________________________________  ______________________________  ____________  ___________%
          Full legal name or trust name*    [_] Primary  [_] Contingent  Relationship to Contract Owner  SSN/TIN

          _____________________________________________________________  ______________________________  ____________  ___________%
          Full legal name or trust name*    [_] Primary  [_] Contingent  Relationship to Contract Owner  SSN/TIN

          _____________________________________________________________  Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
          Trustee name*                                                                  Month   Day   Year   [_] Yes       [_] No

                                                                         *This information is required for trusts.

          To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4         Type of Lincoln ChoicePlus Assurance(SM) Variable Annuity Contract

          Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange

          Tax-Qualified (must complete plan type):    [_] Transfer (to same market) OR  [_] Rollover (to different market)

          Plan Type (check one):   [_] Roth IRA       [_] Traditional IRA
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
5a  Allocation      (This section must be completed.)                 5b  Dollar Cost Averaging (Complete only if electing DCA.)

    Initial minimums: $10,000                                             $2,000 minimum required.
    Future contributions will follow the allocation below. If             ----------------------------------------------------------
    DCA option is selected, the entire amount of each future              Total amount to DCA:           OR        $_____________
    contribution will follow the allocation in Section 5b.                MONTHLY amount to DCA:                   $_____________
                                                                          ----------------------------------------------------------
    If no allocations are specified in Section 5a or 5b, the entire       OVER THE FOLLOWING PERIOD:               ______________
    amount will be allocated to the Lincoln VIP Money Market                                                        MONTHS (6-60)
    Fund pending instructions from the contract owner.                    ----------------------------------------------------------
    ----------------------------------------------------------------      FROM THE FOLLOWING HOLDING ACCOUNT (check one):
    Please allocate my contribution of:                                   [_] DCA Fixed Account                *The DCA holding
    $______________________   OR    $_______________________              [_] Delaware VIP High Yield Series*  account and the DCA
    Initial contribution            Approximate amount from               [_] Lincoln VIP Money Market Fund*   fund elected cannot
                                    previous carrier                      [_] Lincoln VIP Bond Fund*           be the same.
    ----------------------------------------------------------------      ----------------------------------------------------------
    INTO THE FUND(S) BELOW                  Use whole percentages         INTO THE FUND(S) BELOW             Use whole percentages
    ----------------------------------------------------------------      ----------------------------------------------------------
    _________% Delaware VIP High Yield Series                             _________% Delaware VIP High Yield Series*
    _________% Delaware VIP Large Cap Value Series                        _________% Delaware VIP Large Cap Value Series
    _________% Delaware VIP REIT Series                                   _________% Delaware VIP REIT Series
    _________% Delaware VIP Small Cap Value Series                        _________% Delaware VIP Small Cap Value Series
    _________% Delaware VIP Trend Series                                  _________% Delaware VIP Trend Series
    _________% Delaware VIP U.S. Growth Series                            _________% Delaware VIP U.S. Growth Series
    _________% AIM V.I. Growth Fund                                       _________% AIM V.I. Growth Fund
    _________% AIM V.I. International Growth Fund                         _________% AIM V.I. International Growth Fund
    _________% AIM V.I. Premier Equity Fund                               _________% AIM V.I. Premier Equity Fund
    _________% AllianceBernstein Growth and Income Portfolio              _________% AllianceBernstein Growth and Income Portfolio
    _________% AllianceBernstein Premier Growth Portfolio                 _________% AllianceBernstein Premier Growth Portfolio
    _________% AllianceBernstein Small Cap Value Portfolio                _________% AllianceBernstein Small Cap Value Portfolio
    _________% AllianceBernstein Technology Portfolio                     _________% AllianceBernstein Technology Portfolio
    _________% American Funds Global Small Capitalization Fund            _________% American Funds Global Small Capitalization Fund
    _________% American Funds Growth Fund                                 _________% American Funds Growth Fund
    _________% American Funds Growth-Income Fund                          _________% American Funds Growth-Income Fund
    _________% American Funds International Fund                          _________% American Funds International Fund
    _________% Fidelity VIP Contrafund Portfolio                          _________% Fidelity VIP Contrafund Portfolio
    _________% Fidelity VIP Equity-Income Portfolio                       _________% Fidelity VIP Equity-Income Portfolio
    _________% Fidelity VIP Growth Portfolio                              _________% Fidelity VIP Growth Portfolio
    _________% Fidelity VIP Overseas Portfolio                            _________% Fidelity VIP Overseas Portfolio
    _________% FTVIP Franklin Small Cap Fund                              _________% FTVIP Franklin Small Cap Fund
    _________% FTVIP Templeton Growth Securities Fund                     _________% FTVIP Templeton Growth Securities Fund
    _________% Janus Aspen Balanced Portfolio                             _________% Janus Aspen Balanced Portfolio
    _________% Janus Aspen Mid-Cap Growth Portfolio                       _________% Janus Aspen Mid-Cap Growth Portfolio
    _________% Janus Aspen Worldwide Growth Portfolio                     _________% Janus Aspen Worldwide Growth Portfolio
    _________% Lincoln VIP Aggressive Growth Fund                         _________% Lincoln VIP Aggressive Growth Fund
    _________% Lincoln VIP Bond Fund                                      _________% Lincoln VIP Bond Fund*
    _________% Lincoln VIP Capital Appreciation Fund                      _________% Lincoln VIP Capital Appreciation Fund
    _________% Lincoln VIP Global Asset Allocation Fund                   _________% Lincoln VIP Global Asset Allocation Fund
    _________% Lincoln VIP International Fund                             _________% Lincoln VIP International Fund
    _________% Lincoln VIP Money Market Fund                              _________% Lincoln VIP Money Market Fund*
    _________% Lincoln VIP Social Awareness Fund                          _________% Lincoln VIP Social Awareness Fund
    _________% MFS Capital Opportunities Series                           _________% MFS Capital Opportunities Series
    _________% MFS Emerging Growth Series                                 _________% MFS Emerging Growth Series
    _________% MFS Total Return Series                                    _________% MFS Total Return Series
    _________% MFS Utilities Series                                       _________% MFS Utilities Series
    _________% Neuberger Berman AMT Mid-Cap Growth Portfolio              _________% Neuberger Berman AMT Mid-Cap Growth Portfolio
    _________% Neuberger Berman AMT Regency Portfolio                     _________% Neuberger Berman AMT Regency Portfolio
    _________% Putnam VT Growth & Income Fund                             _________% Putnam VT Growth & Income Fund
    _________% Putnam VT Health Sciences Fund                             _________% Putnam VT Health Sciences Fund
    _________% Scudder VIT EAFE(R) Equity Index                           _________% Scudder VIT EAFE(R) Equity Index
    _________% Scudder VIT Equity 500 Index                               _________% Scudder VIT Equity 500 Index
    _________% Scudder VIT Small Cap Index                                _________% Scudder VIT Small Cap Index
    _________% Fixed Account: _________ year(s) (1-10)
                                                                          =========% Total (must = 100%)
    =========% Total (must = 100%)                                        ----------------------------------------------------------
                                                                          Future contributions will not automatically start a new
                                                                          DCA program. Instructions must accompany each DCA
                                                                          contribution.
      -------------------------------------------------------------       ----------------------------------------------------------
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[LOGO]                                                                      Request for 1035 Exchange (Nonqualified)
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Instructions: A. Please type or print.
              B. Owner's and any joint owner's signatures are required on this form.
              C. The following items must be mailed to Lincoln Life to process a 1035 exchange:
                     1. This form, "Request for 1035 Exchange (Nonqualified)"
                     2. Old policy/contract to be exchanged (if lost, please indicate in Section 2 below)
                     3. State replacement form (if required by the state)
                     4. Lincoln ChoicePlus Assurance(SM) (L Share) Application if funds are for an initial purchase payment

1         SURRENDERING COMPANY INFORMATION

          __________________________________________________________________________________________________________________________
          Surrendering insurance company                       Telephone number
          __________________________________________________________________________________________________________________________
          Address                                 City                        State                      ZIP

2         POLICY/CONTRACT INFORMATION

          ________________________________    Transfer the proceeds:  [_] Immediately
          Policy/contract number                                      [_] When indicated (date must be within 30 days): ____________
          The policy/contract is:
          [_] Enclosed
          [_] Lost or destroyed (I certify that the policy/contract is lost or destroyed. In addition, I certify that the policy/contract has not been assigned or pledged as collateral.)

          ________________________________________________________________  ________________________ _______________________________
          Owner's name                                                      Tax ID number            Social Security number

          ________________________________________________________________  ________________________________________________________
          Joint owner's name                                                Social Security number

          ________________________________________________________________  ________________________________________________________
          Annuitant name(s)                                                 Social Security number

3         SIGNATURES

          I hereby make a complete and absolute assignment and transfer to the Accepting Insurance Company of all right, title and interest to the above-listed policy/contract in an exchange intended to qualify under Section 1035 of the Internal Revenue
          Code. I understand that if the Accepting Insurance Company underwrites and issues a new life insurance policy/contract or annuity on the life of the policy/contract owner named above, then the Accepting Insurance Company intends to surrender the assigned policy/contract. I understand that the policy/contract to be issued by the Accepting Insurance Company shall have the same designated Insured(s), Annuitant(s), and Owner(s) as the above-listed policy/contract.

          I certify that the above-listed policy/contract is currently in force and not subject to any prior assignments, any legal or equitable claims, liens or trusts. I further certify that there are no proceedings in bankruptcy pending against me. I understand and agree that I will be responsible for keeping the above-listed policy/contract in force by paying any premiums as they become due until such time as I have been issued a new life insurance or annuity policy/contract.

          I represent and agree that the Accepting Insurance Company is participating in this transaction at my request and as an accommodation to me. I understand that the Accepting Insurance Company assumes no responsibility or liability for my tax treatment under Internal Revenue Code Section 1035. I agree that if the Accepting Insurance Company, in its sole discretion, determines that it is unlikely to receive timely payment of the full contract cash surrender values, the
          Accepting Insurance company may reassign ownership of the contract back to me. I agree that any such reassignment shall be considered accepted by me upon my receipt of a reassignment form duly executed by the Accepting Insurance Company.

          Signed at _______________________________________________________ this________day of _____________________year____________

          ________________________________________________________________     _____________________________________________________
          Owner's signature                                                    Joint owner's signature

          ________________________________________________________________     _____________________________________________________
          Insured signature (life only)                                        Irrevocable beneficiary signature

4         ACCEPTANCE OF ASSIGNMENT

          This section is to be completed by the insurance company.

          The Accepting Insurance Company as assignee, accepts this assignment and hereby requests full surrender of the above-referenced policy/contract. The surrender represents a transfer of funds to the Accepting Insurance Company to qualify as a Section 1035(a) exchange. When the surrender is completed, please provide the Accepting Insurance Company a report of the pre- and post-TEFRA cost basis in the policy/contract.

          __________________________________________________     ____________________________________     __________________________
          Authorized signature                                   Title                                    Date

          _______________________________  Mail to: Lincoln Life, PO Box 7866, Fort Wayne  IN 46801-7866
          New policy/contract number                Phone 800-826-6848

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Send completed application and this form to your investment dealer's home office or to:

                                                                                       Express Mail:
                                       Lincoln Life                                    Lincoln Life
                                       PO Box 7866                                     Attention: ChoicePlus Operations
                                       Fort Wayne IN 46801-7866                        1300 South Clinton Street
                                                                                       Fort Wayne IN 46802
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5c        Cross-Reinvestment or Portfolio Rebalancing

          To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio
          Rebalancing form (28887CP2).

6         Benefit Options

          Death benefits
          Select one: (If no benefit is specified, the default Death Benefit will be the Guarantee of Principal Death Benefit.)

          [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
          [_] I/We hereby elect the Guarantee of Principal Death Benefit.
          [_] I/We hereby elect the Estate Enhancement Benefit(1) rider which includes the Enhanced Guaranteed Minimum Death
              Benefit.

          Living benefit
          [_] I/We hereby elect the Principal Security Benefit(2) option.

          (1) The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and
              Annuitant are all under age 76.
          (2) The Principal Security Benefit option is not available with the i4LIFESM Advantage. If the contract is tax-qualified, maximum age is 80.

7         Automatic Withdrawal

          Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.
          -----------------------------------------------------------     ----------------------------------------------------------
          [_] Please provide me with automatic withdrawals based on       [_] Please provide me with automatic withdrawals
              _______% (may be between 1-10%) of the greater of total         of $__________________________________
              contract value or premium payments, payable as follows:

          [_] Monthly [_] Quarterly [_] Semiannually [_] Annually     OR  [_] Monthly  [_] Quarterly [_] Semiannually  [_] Annually

          Begin withdrawals in [_][_]     [_][_]                          Begin withdrawals in [_][_] [_][_]
                                Month      Year                                                 Month  Year
          -----------------------------------------------------------     ----------------------------------------------------------
          Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.
          ELECT ONE: [_] Do withhold taxes Amount to be withheld _______% (must be at least 10%)
                     [_] Do not withhold taxes

          PAYOUT     Direct deposit    [_] Checking (Attach a "voided" check) OR [_] Savings (Attach a deposit slip)
          METHOD:    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                     Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).
                     ______________________________________________________________________________________________________________
                     Bank Name                                                                     Bank telephone number

8         Automatic Bank Draft

          _____________________________________________________________   __________________________________________________________
          Print account holder name(s) EXACTLY as shown on bank records

          __________________________________________________________________________________________________________________________
          Bank name                                                                     Bank telephone number

          $_________________________________________              Automatic bank draft start date:[_][_]     [_][_]    [_][_]
          Monthly amount                                                                           Month   Day (1-28)   Year

          [_] Checking (Attach a "voided" check)    OR   [_] Savings (Attach a deposit slip)

          I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.
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9         Telephone/Internet Authorization        (Check box if this option is desired.)

          [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10        Replacement

          Does the applicant have any existing life policies or annuity contracts?      [_] Yes   [_] No
          Will the proposed contract replace any existing annuity or life insurance?    [_] Yes   [_] No

          (Attach a state replacement form if required by the state in which the application is signed.)

          _________________________________________________________________________________________________________________________
          Company name

          _________________________________________________________________________________________________________________________
          Plan name                                                                                 Year issued

          Fraud Warning

          Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11        Signatures

          All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus Assurance(SM) (L Share)
          and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

          _____________________________________________________________________________
          Signed at (city)                        State                                             Date [_][_] [_][_] [_][_]
                                                                                                          Month   Day   Year
          _____________________________________________________________________________
          Signature of Contract Owner             Joint Contract Owner (if applicable)

          _____________________________________________________________________________
          Signed at (city)                        State                                             Date [_][_] [_][_] [_][_]
                                                                                                          Month   Day   Year
          _____________________________________________________________________________
          Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

====================================================================================================================================
                                               FINANCIAL ADVISOR MUST COMPLETE PAGE 5.
====================================================================================================================================
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====================================================================================================================================
           THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISOR OR SECURITIES DEALER. Please type or print.
====================================================================================================================================

12        Insurance in Force                Will the proposed contract replace any existing annuity or life insurance contract?

          ELECT ONE: [_] No [_]Yes                  If yes, please list the insurance in force on the life of the proposed Contract
                                                    Owner(s) and Annuitant(s):
          (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                                     $
          __________________________________________________________________________________________________________________________
          Company name                                                                             Year issued           Amount

13        Additional Remarks

          __________________________________________________________________________________________________________________________

          __________________________________________________________________________________________________________________________

          __________________________________________________________________________________________________________________________

14        Dealer Information        Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                                    If more than one representative, please indicate names and percentages in Section 13.

          [_] 1  [_] 2  [_] 3 AND [_] i4LIFE(SM) Advantage - complete election form

          If your client is not electing the i4LIFE(SM) Advantage today, does your client plan to add it in the future?
          [_] Yes [_] No

          _______________________________________________________________________    [_][_][_] [_][_][_]-[_][_][_][_]
          Registered representative's name (print as it appears on NASD licensing)   Registered representative's telephone number

          _______________________________________________________________________    [_][_][_]-[_][_]-[_][_][_][_]
          Client account number at dealer (if applicable)                            Registered representative's SSN

          __________________________________________________________________________________________________________________________
          Dealer's name

          __________________________________________________________________________________________________________________________
          Branch address                                        City                                    State           ZIP

          __________________________________________________________________________________________________________________________
          Branch number                                         Registered representative number

          [_] CHECK IF BROKER CHANGE OF ADDRESS

15        Registered Representative's Signature

          The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance
          Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

          Signature

------------------------------------------------------------------------------------------------------------------------------------

                                                   Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                                                    Express Mail:
                   [LOGO]                          Lincoln Life                     Lincoln Life
                                                   P.O. Box 7866                    Attention: ChoicePlus Operations
                                                   Fort Wayne, IN 46801-7866        1300 South Clinton Street
                                                                                    Fort Wayne, IN 46802

                                                   If you have any questions regarding this  application, please call Lincoln Life at 800 826-6848.
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